SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C.  20549



                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  March 8, 1999



                                LabONE, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation)            File Number)           Identification No.)



10101 Renner Blvd., Lenexa, KS                  66219
          ----------------------------------------          -------
          (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770
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                                Page 1 of 4

Item 5.     Other Events

    On March 7, 1999, Lab Holdings, Inc., a Missouri corporation ("Lab Holdings"), and LabOne, Inc., a Delaware corporation ("LabOne"), issued a joint press release respecting a definitive agreement to merge the two companies.

The text of the release is as follows:

"FOR IMMEDIATE RELEASE:

"March 7, 1999

"Contacts:     Lab Holdings, Inc.            LabOne, Inc.
               (913) 648-3600                (913) 888-1770
               Steven Fitzwater              Robert Thompson, ext. 1244
               Linda McCoy                   Kurt Gruenbacher, ext. 1445
               NASDAQ Symbol:  LABH          NASDAQ Symbol:  LABS


                      "LAB HOLDINGS AND LABONE AGREE TO MERGE
                                JOINT PRESS RELEASE
     "Shawnee Mission, KS - P. Anthony Jacobs, the President and Chief Executive Officer of Lab Holdings, Inc. and W.T. Grant, II, the
Chairman, President and Chief Executive Officer of LabOne, Inc. jointly announced today that the Boards of Directors of both companies have approved an agreement to merge the two companies.

     "Representatives of Lab Holdings negotiated the merger with a Special Committee of independent directors of LabOne that was established to represent the interests of the holders of the 19.5% of common stock of LabOne not owned by Lab Holdings. The Special Committee, which had the assistance of independent legal and financial advisors, also approved the merger agreement and recommended its approval by the LabOne board and stockholders.

     "Under the merger agreement, LabOne is to be merged into Lab Holdings but the survivor's name will be changed to "LabOne, Inc." Management of the survivor will consist of the present LabOne management and the survivor's board will consist of nine of the present eleven member LabOne Board. Two new independent directors selected by Lab Holdings and the Special Committee will replace two positions now held by members of management so that a majority of the board will consist of independent directors.

     "Stockholders of Lab Holdings will have their Lab Holdings shares split immediately before the merger into 1.50 shares of the survivor. Stockholders of LabOne, other than Lab Holdings, will be entitled to elect to have each of their existing LabOne shares exchanged for one share of the survivor or $12.75 in cash or a combination of cash and shares. However, if the cash election shares exceed a cash limit of $16.6 million (approximately 50% of eligible shares) then the cash will be allocated on a pro rata basis among the cash election shares.

     "If all elections are for stock elections, it is expected that immediately after the merger stockholders of Lab Holdings will own approximately 78.9% of the survivor and holders of LabOne, other than Lab Holdings, will own approximately 21.1% of the survivor

                              -2-
     "Mr. Jacobs said: "The consolidation of these two companies is designed to position LabOne so that it may continue its growth both internally and by acquisition as it implements LabOne's diversification strategy. This will allow our Lab Holdings stockholders to enjoy the benefits of a direct investment in LabOne and its excellent management team while eliminating duplicate holding company management and administrative costs."

     "'The change from being a subsidiary of a parent company to an independent entity will enable us to consider a number of transactions to enhance our growth that are not feasible in the existing structure,"
 said Mr. Grant. "It also comes at the right time as we have moved into new and larger facilities that provide us with the ability to handle larger volumes of testing services."

     "The merger is expected to close in June or July following the satisfaction of a number of closing conditions. These include approval by the holders of two-thirds of the outstanding Lab Holdings shares and a majority of the shares voted by LabOne stockholders other than Lab Holdings and its affiliates. Financing must also be obtained sufficient to satisfy cash elections after the use of available cash of LabOne and Lab Holdings. Shareholder meetings to vote on the proposed merger will be scheduled as soon as a registration statement becomes effective with the SEC and proxy materials are finalized. Lab Holdings expects to file the registration statement in April.

     "LabOne provides laboratory testing services on a world-wide basis for insurance risk appraisal, clinical use in the health care industry and employee screening for substance abuse. Lab Holdings owns approximately 80.5% of LabOne and was formerly known as Seafield Capital Corporation prior to its 1997 distributions of SLH Corporation (now known as Syntroleum Corporation) and Response Oncology, Inc.

     "THE OFFERING OF LAB HOLDINGS COMMON STOCK IN CONNECTION WITH THE MERGER WILL ONLY BE MADE BY MEANS OF A PROSPECTUS. ACCORDINGLY, THIS PRESS RELEASE IS NOT INTENDED TO CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SUCH SECURITIES.

                            **********************
"This release  contains  forward-looking   statements  as  well  as
historical information. Forward-looking statements are identified by or are associated with such words as "intend," "believe," "estimate,"
 "expect," "anticipate," "should," "hopeful" and similar expressions. They reflect management's beliefs and estimates of future economic circumstances and industry conditions, Company performance and financial results and are not guarantees of future performance. In particular, all statements relating to the merger, its effects and the anticipated date of closing are based on estimates and no assurances can be given that all closing conditions will occur or that the merger will be accomplished on the terms described in this release. Although Lab Holdings and LabOne believe that the expectations reflected in any forward-looking statements are reasonable, they can give no assurance that such expectations will be met. These and other forward-looking statements are based on many assumptions and factors, all of which may not be detailed in this release. Any changes in the



                                  -3-



assumptions or factors could produce materially different results than those predicted and could impact stock values. For additional information relative to forward looking statements and risks associated with the business of Lab Holdings and LabOne, see the Lab Holdings Form 8-K dated October 23, 1998, and the LabOne Form 8-K dated October 22, 1998, both of which may be obtained on the internet at the SEC's EDGAR archive at http://www.sec.gov/cgi-bin/srch-edgar."



Item 7. Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c)  Exhibits

         1. Agreement and Plan of Merger, by an between Lab Holdings, Inc. and LabOne, Inc., dated March 7, 1999 (without exhibits, a copy of which LabOne will furnish to the SEC upon request) incorporated by reference to Exhibit 2 to the Form 8-K Current Report of Lab Holdings,
 Inc., dated March 7, 1999.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LabOne, Inc.


Date: March 8, 1999               By    /s/  Kurt E. Gruenbacher
                                        ------------------------
                                  Kurt E. Gruenbacher, V.P. Finance, CAO
                                  and Treasurer



















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